UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 28, 2011

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-9052	DPL INC. (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-1163136

1-2385	The Dayton Power and Light Company (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-0258470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 28, 2011, DPL Inc. (“DPL”) completed its merger (the “Merger”) with Dolphin Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of The AES Corporation (“AES”), pursuant to that certain Agreement and Plan of Merger, dated as of April 19, 2011, by and among AES, Merger Sub and DPL (the “Merger Agreement”). DPL is the surviving corporation in the Merger and, as a result of the Merger, is a wholly owned subsidiary of AES. The following events took place in connection with the consummation of the Merger.

Item 4.01     Changes in Registrant’s Certifying Accountant (Dismissal and Appointment)

On November 28, 2011, in connection with the consummation of the Merger, (i) the Board of Directors of DPL approved the dismissal of KPMG, LLP (“KPMG”) as DPL’s independent registered public accounting firm effective upon completion of KPMG’s audit procedures as of and with respect to the period ended November 27, 2011, and (ii) the Board of Directors of The Dayton Power and Light Company (“DP&L”) approved the dismissal of KPMG as its independent registered public accounting firm effective at the completion of KPMG’s audit of DP&L’s December 31, 2011 financial statements.  Also in connection with the consummation of the Merger, (a) DPL’s Board of Directors appointed Ernst & Young LLP (“Ernst & Young”), AES’s independent registered public accounting firm, as its independent registered public accounting firm for the period November 28, 2011 through December 31, 2011 and for the fiscal year ending December 31, 2012, and (b) DP&L’s Board of Directors appointed Ernst & Young as its independent registered public accounting firm for the fiscal year ending December 31, 2012.

KPMG’s audit report dated February 17, 2011 on DPL’s consolidated financial statements as of and for the years ended December 31, 2010 and December 31, 2009 included in its Form 10-K filed February 17, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  KPMG’s audit report dated February 17, 2011 on DP&L’s financial statements as of and for the years ended December 31, 2010 and December 31, 2009 included in its Form 10-K filed February 17, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2010 and December 31, 2009, and the subsequent interim period through the date of this filing, there were no disagreements between either DPL and KPMG or DP&L and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its audit report.

During the years ended December 31, 2010 and December 31, 2009, and the subsequent interim period through the date of this filing, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

Each of DPL and DP&L have requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the disclosures set forth above. A copy of such letters will be filed as an amendment to this Form 8-K within ten (10) business days of the filing of this Form 8-K.

Neither DPL or DP&L has consulted with Ernst & Young during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: December 2, 2011	The Dayton Power and Light Company

/s/ Arthur G. Meyer
	Name:	Arthur G. Meyer
	Title:	Senior Vice President and
General Counsel